Exhibit 10.2


              Agreement for extension of time between the Company and Carey Whitehead dated March 28, 2000 relating to
           Falcon claims 25, 26, and 27, located in Manitoba, Canada

Carey Whitehead
Suite 1902, 1050 Burrard St.
Vancouver, BC V6Z 2Z3
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March 28, 2000



RE:      NOTIFICATION OF EXTENSION



In reference to the agreement between Carey Whitehead and Tiberon Resources dated April 28, 1998 specifically paragraph 1. 1.(b), and the notification of extension letter dated October 28, 1998 , and another dated March 31, 1999, and a further one dated September 28, 1999. I hereby grant an additional six month extension to the payment due March 28, 2000. It is now due and payable by September 28, 2000. In addition, I also grant a further extension to the, $40,000 work program which was scheduled to be paid by September 28, 1999, and then by March 28, 2000. It is now due and payable by Septermber 28, 2000.



    /s/ Carey Whitehead
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Carey Whitehead